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                                                                   EXHIBIT 10.37

                      Amendment to Unit Purchase Agreement
                            dated February 14, 1996
                                   offered by
                        Instant Video Technologies, Inc.


        This Amendment to Unit Purchase Agreement ("Agreement") is entered into as of September 16, 1997, with reference to the following facts:

        WHEREAS, the undersigned have entered into a Unit Purchase Agreement with Instant Video Technologies, Inc. dated February 14, 1996;

        WHEREAS, section 1.2(a) of said Unit Purchase Agreement states: "At any time and from time to time during the period immediately following the Closing and ending on December 31, 1996, the Company may at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("New Investors"), at a price of $1.00 per Unit, (i) up to that number of units such that the total number of Units sold by the Company (inclusive of the number of Units sold at the Closing and at any prior Additional Closings) equals five million (5,000,000)."

        WHEREAS, Instant Video Technologies, Inc. desires to sell additional Units beyond the December 31, 1996 date;

        WHEREAS, section 8.9 of the Unit Purchase Agreement provides for a vote of the holders of two-thirds of the Units to amend the Agreement;

        NOW THEREFORE the Parties agree as follows: The first sentence of section 2.2(a) shall be modified to read "At any time and from time to time during the period immediately following the Closing and ending on December 341, 1998, the Company may have additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("New Investors"), at a price of $1.00 per Unit, (i) up to that number of units such that the total number of Units sold by the Company (inclusive of the number of Units sold at the Closing and at any prior Additional Closings) equals five million (5,000,000)."

        IN WITNESS WHEREOF the Parties have entered into this Amendment as of the date first written hereinabove.


STORIE PARTNERS, A CALIFORNIA                 MINDFUL PARTNERS, A CALIFORNIA
  LIMITED PARTNERSHIP                           LIMITED PARTNERSHIP

By: Storie Advisors, Inc.                     By: /s/ STUART RUDICK
    General Partner                              ------------------------------
                                                 Stuart Rudick, General Partner
By: /s/ STEVE LEDGER
   -----------------------                    INSTANT VIDEO TECHNOLOGIES, INC.
Title:  Managing Partner                        A DELAWARE CORPORATION

                                              By: /s/ RICHARD LANG
                                                 ------------------------------
                                                 Richard Lang, President